SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): October 10, 2003

LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-36234 (Commission File Number)	94-0905160 (I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Address of principal executive offices, including zip code)

(415) 501-6000

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press release of Standard & Poor’s Ratings Services dated October 10, 2003.

ITEM 9.	REGULATION FD DISCLOSURE

On October 10, 2003, Standard & Poor’s Ratings Services (“S&P”) issued a press release regarding its decision to revise its outlook on Levi Strauss & Co. to negative from stable. At the same time, S&P affirmed all its outstanding ratings on Levi Strauss & Co., including the company’s corporate credit rating of “B.” Attached hereto as Exhibit 99.1 is a copy of S&P’s press release dated October 10, 2003 titled “Levi Strauss’ Outlook Revised to Negative; Ratings Affirmed.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE:	October 17, 2003	By:	/s/ William B. Chiasson

		Name: Title:	William B. Chiasson Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Standard & Poor’s Ratings Services dated October 10, 2003.